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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas C. Gregor, the undersigned's true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and ting requisite and necessary to be done in ratifying and confirming all that said attorney-in-fact and agent, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                SIGNATURE                                  TITLE                        DATE
                ---------                                  -----                        ----
           /s/ GEORGE W. BLANK              Director                               March 6, 2002
 .........................................
               (GEORGE W. BLANK)

          /s/ C. DOUGLAS CHERRY             Director                               March 6, 2002
 .........................................
              (C. DOUGLAS CHERRY)

       /s/ WILLIAM T. KELLEHER, JR.         Director                               March 6, 2002
 .........................................
           (WILLIAM T. KELLEHER, JR.)

           /s/ JOHN R. KOPICKI              Director                               March 6, 2002
 .........................................
               (JOHN R. KOPICKI)

          /s/ ANTONIA S. MAROTTA            Director                               March 6, 2002
 .........................................
              (ANTONIA S. MAROTTA)

         /s/ JOHN W. MCGOWAN, III           Director                               March 6, 2002
 .........................................
             (JOHN W. MCGOWAN, III)

        /s/ PATRICIA A. MCKIERNAN           Director                               March 6, 2002
 .........................................
            (PATRICIA A. MCKIERNAN)

         /s/ CHARLES N. POND, JR.           Director                               March 6, 2002
 .........................................
             (CHARLES N. POND, JR.)

             /s/ PAUL K. ROSS               Director                               March 6, 2002
 .........................................
                 (PAUL K. ROSS)

             /s/ ARLYN D. RUS               Director                               March 6, 2002
 .........................................
                 (ARLYN D. RUS)

           /s/ DAVID R. WALKER              Director                               March 6, 2002
 .........................................
               (DAVID R. WALKER)

            /s/ RONALD E. WEST              Director                               March 6, 2002
 .........................................
                (RONALD E. WEST)

          /s/ GEORGE J. WICKARD             Director                               March 6, 2002
 .........................................
              (GEORGE J. WICKARD)